UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
_____________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 31, 2015
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Forest City Enterprises, Inc.
(Exact name of registrant as specified in its charter)
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Ohio (State or other jurisdiction of incorporation)	1-4372 (Commission File Number)	34-0863886 (I.R.S. Employer Identification No.)

Terminal Tower, 50 Public Square Suite 1100, Cleveland, Ohio		44113
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 216-621-6060

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

In connection with the previously announced plan of Forest City Enterprises, Inc., an Ohio corporation (the “Predecessor Registrant”) to convert to real estate investment trust status commencing with the taxable year ending December 31, 2016, pursuant to an Agreement and Plan of Merger, dated as of September 15, 2015 (the “Merger Agreement”), by and among the Predecessor Registrant, Forest City Realty Trust, Inc., a Maryland corporation (the “Company”), FCILP, LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Company (“FCILP”), and FCE Merger Sub, Inc., an Ohio corporation, wholly owned in the aggregate by the Company and FCILP (the “Merger Subsidiary”), at 11:59 p.m., Eastern Time, on December 31, 2015, the effective time of the Merger (the “Effective Time”), the Merger Subsidiary merged with and into the Predecessor Registrant with the Predecessor Registrant surviving as a wholly-owned subsidiary of the Company owned directly and through the Company’s interest in FCILP (the “Merger”). As a result of the Merger, the Company succeeded the Predecessor Registrant as the registrant with the Securities and Exchange Commission (the “Commission”) and commenced, directly or indirectly, conducting all of the business conducted by the Predecessor Registrant immediately prior to the Merger.

The foregoing description of the Merger is not complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

This Current Report on Form 8-K is being filed for the purpose of establishing the Company as the successor issuer to the Predecessor Registrant pursuant to Rule 12g-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to disclose events required to be disclosed on Form 8-K with respect to the Predecessor Registrant prior to the Effective Time and the Company as of the Effective Time. Pursuant to Rule 12g-3(a) under the Exchange Act, the shares of Company Common Stock (as defined below) are deemed registered under Section 12(b) of the Exchange Act.

Item 1.01    Entry into a Material Definitive Agreement.

Information set forth under Items 2.03 and 5.03 below is incorporated herein by reference.

Item 2.01    Completion of Acquisition or Disposition of Assets.

Pursuant to the Merger Agreement, as of the Effective Time, the Merger Subsidiary merged with and into the Predecessor Registrant with the Predecessor Registrant surviving as a wholly-owned subsidiary of the Company owned directly and through the Company’s interest in FCILP. The Merger was consummated by the filing of a certificate of merger, effective as of the Effective Time (the “Certificate of Merger”), with the Secretary of State of the State of Ohio. A copy of the Certificate of Merger is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated into this Item 2.01 by reference.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Following the Merger, pursuant to the credit agreement, dated November 17, 2015, by and between the Predecessor Registrant, Bank of America, N.A. (“Bank of America”), as Administrative Agent, Bank of America and PNC Bank, National Association (“PNC”) as Swing Line Lenders and L/C Issuers, PNC as Syndication Agent, Citibank N.A., KeyBank National Association and The Bank of New York Mellon, as Co-Documentation Agents, and the various lenders from time to time party thereto (the “Credit Agreement”), on January 4, 2016, the Company will enter into a joinder agreement whereby the Company shall become a guarantor of the borrowings under the Credit Agreement. A form of the Joinder Agreement is included as Exhibit F to the Credit Agreement, attached as Exhibit 10.1 to the Company’s and Predecessor Registrant’s Current Reports on Form 8-K filed with the Commission on November 23, 2015, and is incorporated herein by reference.

Item 3.01    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As of the Effective Time, pursuant to the Merger Agreement, each outstanding share of the Predecessor Registrant’s Class A common stock, par value $0.33 1/3 per share (“Predecessor Registrant Class A Common Stock”), and Class B common stock, par value $0.33 1/3 per share (“Predecessor Registrant Class B Common Stock” and together with the Predecessor Registrant Class A Common Stock, “Predecessor Registrant Common Stock”), automatically converted into an equal number of shares of the Company’s Class A common stock, par value $0.01 per share (“Company Class A Common Stock”), and Class B common stock, par value $0.01 per share (“Company Class B Common Stock” and together with the Company Class A Common Stock, “Company Common Stock”), respectively. Shares of the Company Class A Common Stock and Class B Common Stock trade on the same exchange, the New York Stock Exchange (the “NYSE”), and under the same symbols, “FCE.A” and “FCE.B,” as the shares of the Predecessor Registrant Class A Common Stock and Class B Common Stock, respectively, prior to the Merger. The Predecessor Registrant requested the NYSE to file with the Commission a Form 25 to remove the shares of the Predecessor Registrant Common Stock from listing on the NYSE effective as of the Effective Time. The Predecessor Registrant will also file a Form 15 with the Commission to terminate the registration of shares of the Predecessor Registrant Common Stock. The listing of shares of Company Common Stock on the NYSE was effective as of the Effective Time.

Item 3.03    Material Modification to Rights of Security Holders.

As of the Effective Time, pursuant to the Merger Agreement, each outstanding share of the Predecessor Registrant Class A Common Stock and Class B Common Stock automatically converted into a share of the Company Class A Common Stock or Class B Common Stock, respectively. The issuance of the shares of Company Common Stock was registered under the Securities Act of 1933, as amended, pursuant to the Company’s registration statement on Form S-4 (File No. 333-205607), which was declared effective by the Commission on September 16, 2015. The shares of Company Common Stock are in uncertificated, book-entry form and are subject to certain share ownership and transfer restrictions as discussed below. New CUSIP numbers have been issued for the shares of Company Common Stock (345605 109 for shares of the Company Class A Common Stock and 345605 208 for shares of the Company Class B Common Stock).

As a result of the Merger, as of the Effective Time, the rights of the stockholders of the Company are governed by the Company’s Articles of Amendment and Restatement (the “Charter”) and Amended and Restated Bylaws (the “Bylaws”) and Maryland law. Generally, except as described below and in the proxy statement/prospectus which was previously delivered to the stockholders of the Predecessor Registrant, the Charter, Bylaws and Maryland law are similar, but not identical to, the Predecessor Registrant’s articles of incorporation and code of regulations, each as in effect immediately before the Merger, and Ohio law, which governed the rights of the Predecessor Registrant’s stockholders. In particular, the Company Common Stock is subject to certain share ownership and transfer restrictions, as discussed below, which are designed to facilitate the Company’s compliance with certain of the U.S. federal income tax rules that the Company must satisfy in order to qualify and remain qualified as a real estate investment trust (“REIT”) under the Internal Revenue Code of 1986, as amended (the “Code”).

Restrictions on Ownership and Transfer. To satisfy share ownership requirements under the Code that are applicable to REITs, the Charter generally prohibits any person or group of persons, acting together, from owning, actually or constructively under applicable income tax rules, more than 9.8% of the value of outstanding Company Common Stock and Company preferred stock or 9.8% (by value or by number of shares, whichever is more restrictive) of the outstanding shares of Company Common Stock. These limitations are subject to waiver or modification by the board of directors of the Company.

Authorized Shares. The Charter provides that a majority of the Company’s board of directors may amend the Charter, without the approval of the Company’s stockholders, to increase or decrease the aggregate number of shares of stock that the Company is authorized to issue or the number or shares of stock of any class or series that the Company is authorized to issue.

Cumulative Voting. Pursuant to Maryland law, holders of Company Common Stock will have no right to cumulative voting in the election of directors.

Removal of Directors. The Charter provides that, subject to the rights of holders of shares of the Company’s preferred stock, to the extent such stock is issued and outstanding, to elect or remove one or more directors, (i) any director elected by the holders of the Company Class A Common Stock may be removed as a director at any time by the affirmative vote of holders of shares of the Company Class A Common Stock entitled to cast a majority of all the votes entitled to be cast generally in the election of the Company’s Class A directors, with or without cause, and (ii) any director elected by the holders of the Company Class B Common Stock may be removed as a director at any time by the affirmative vote of holders of shares of the Company Class B Common Stock entitled to cast a majority of the votes entitled to be cast generally in the election of the Company’s Class B directors, with or without cause.

Forum Selection Clause. The Charter also provides that unless the Company’s board of directors agrees otherwise, the Circuit Court for Baltimore City, Maryland (or, if that court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division), will be the sole and exclusive forum for (i) any derivative action or proceeding, (ii) any action asserting a claim of breach of any duty owed by any of the Company’s directors, officers or other employees to the Company or to the Company’s stockholders, (iii) any action asserting a claim against the Company or any of the Company’s directors, officers or other employees pursuant to the Maryland General Corporation Law, the Charter or the Bylaws and (iv) any action asserting a claim governed by the internal affairs doctrine.

Special Meetings of Stockholders. The Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders to act on any matter that may be properly be considered at a meeting of stockholders must be called by the Company’s secretary upon the written request of the stockholders entitled to cast not less than a majority of all the votes entitled to be cast on such matter at the meeting.

Amendment to Bylaws. The Charter and Bylaws grant the Company’s board of directors the exclusive power to adopt, alter or repeal any provision in the Bylaws and to make new bylaws, except for certain amendments specified in the Bylaws, including amendments that would adversely alter the rights, preferences, privileges or restrictions granted or imposed with respect to a particular class relative to the shares of any other class.

The foregoing description of the Company Common Stock is qualified in its entirety by the description of Company Common Stock contained in the “Description of Capital Stock” attached hereto as Exhibit 4.1 and incorporated into this Item 3.03 by reference. In addition, the foregoing description of the Charter, Bylaws and Company Common Stock is qualified in its entirety by reference to the Charter and the Bylaws, copies of which are attached hereto as Exhibits 3.2 and 3.3, respectively, and are incorporated herein by reference.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the appointment of Duane Bishop as Chief Operating Officer of the Company, as previously announced on the Company’s and Predecessor Registrant’s Current Reports on Form 8-K dated November 23, 2015, he will be paid a base salary of $500,000 with a target annual incentive opportunity of 100% of his base salary. Based on the actual performance achieved, the annual incentive earned can range from 0% to 200% of his base salary. Mr. Bishop is also eligible for a target annualized long-term incentive opportunity of 200% of his base salary consisting of restricted stock, performance shares and a cash-based incentive.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As a result of the Merger, as of the Effective Time, the rights of the stockholders of the Company are governed by the Charter and Bylaws. The provisions of the Charter and the Bylaws are similar to the provisions of the Predecessor Registrant’s articles of incorporation and code of regulations in effect immediately before the Merger, except as discussed above in Item 3.03 and in the proxy statement/prospectus which was previously delivered to the stockholders of the Predecessor Registrant. Copies of the Charter and Bylaws are attached hereto as Exhibits 3.2 and 3.3, respectively, and are incorporated into this Item 5.03 by reference.

In connection with the Merger, the Predecessor Registrant converted from an Ohio corporation to a Delaware limited partnership pursuant to a Certificate of Conversion and Certificate of Limited Partnership filed with the Secretary of State of the State of Delaware effective as of December 31, 2015, and changed its name to “Forest City Enterprises, L.P.” (the “Partnership”). In addition, effective as of December 31, 2015, the Company, as general partner of and sole owner of the limited partner in the Partnership, entered into a Limited Partnership Agreement, governing the conduct and affairs of the Partnership, as the operating partnership of the Company. Copies of the Certificate of Conversion, the Certificate of Limited Partnership and the Limited Partnership Agreement are attached hereto as Exhibits 3.4, 3.5 and 3.6, respectively, and are incorporated into this Item 5.03 by reference.

Additional information required by Item 5.03 is contained in Item 3.03 of this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01    Other Events.

Registration Status and CIK Number of the Company

As of the Effective Time, the Company Common Stock is deemed to be registered under Section 12(b) of the Exchange Act pursuant to Rule 12g-3(a) promulgated thereunder. For purposes of Rule 12g-3(a), the Company is the successor issuer to the Predecessor Registrant. As a result, effective as of the Effective Time, future filings with the Commission will be filed by the Company under CIK No. 0001647509.

Ownership Limitation Waiver

The Company and RMS, Limited Partnership, an Ohio limited partnership comprised of the Predecessor Registrant’s founding family’s interests, and other members of the Ratner Family Group, have executed an ownership limitation waiver exempting the Ratner Family Group from the Company’s stock ownership limitations, as described in Item 3.03 of this Current Report on Form 8-K. The stock ownership limitations remain applicable to each member of the Ratner Family Group.

Press Release

On January 4, 2016, the Company issued a press release relating to the consummation of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

The exhibits set forth in the Exhibit Index to this Current Report on Form 8-K are incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST CITY ENTERPRISES, INC.

Date:	January 4, 2016	By:	/s/ ROBERT G. O'BRIEN
		Name:	Robert G. O’Brien
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.		Description
2.1	—
Agreement and Plan of Merger, dated as of September 15, 2015, between Forest City Enterprises, Inc., Forest City Realty Trust, Inc., FCILP, LLC and FCE Merger Sub, Inc., incorporated by reference to Exhibit 2.1 to the Company’s Form 8-K filed on November 23, 2015 (File No. 333-205607).

3.1	—	Certificate of Merger, filed by Forest City Enterprises, Inc., effective as of December 31, 2015.
3.2	—	Articles of Amendment and Restatement of Forest City Realty Trust, Inc., dated December 7, 2015 and effective December 31, 2015.
3.3	—	Amended and Restated Bylaws of Forest City Realty Trust, Inc.
3.4	—	Certificate of Conversion from a Corporation to a Limited Partnership of Forest City Enterprises, Inc., effective December 31, 2015.
3.5	—	Certificate of Limited Partnership of Forest City Enterprises, L.P., effective December 31, 2015.
3.6	—	Limited Partnership Agreement of Forest City Enterprises, L.P., dated December 31, 2015.
4.1	—	Description of Forest City Realty Trust, Inc. Stock.
99.1	—	Press Release, dated January 4, 2016.